                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 30, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                         1-13925                    38-3389456
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100

ITEM 9.  REGULATION FD DISCLOSURE/ITEM 12.  RESULTS OF OPERATIONS
         AND FINANCIAL CONDITION.

         On October 30, 2003, Championship Auto Racing Teams, Inc. (the "Company") reported its earnings for the quarter ended September 30, 2003. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Exhibit.

The following exhibit is furnished as part of this Report:

Exhibit         Description
-------         -----------
 99.1           Press release dated October 30, 2003


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of October, 2003.

                                            CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                            By: /s/ Thomas L. Carter
                                                ------------------------------
                                                Thomas L. Carter,
                                                Chief Financial Officer


                                       -2-